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                                                                   BGL
                                                                   EXHIBIT 10(c)

                   SECOND AMENDMENT TO SERVICES AGREEMENT


                   SECOND AMENDMENT TO SERVICES AGREEMENT, dated as of October 1, 1995, by and between Brooke Management Inc., a Delaware corporation ("BMI"), having an office at 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131, Brooke Group Ltd., a Delaware corporation ("BGL"), having an office at 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131, and Liggett Group Inc., a Delaware corporation (the "Company"), having an office at 700 West Main Street, Durham, North Carolina 27702.


                                 WITNESSETH:

                   WHEREAS, BMI and the Company are parties to a Services Agreement, dated as of February 26, 1991, by and between BMI and the Company, as amended by a First Amendment to Services Agreement, dated as of November 30, 1993 (the Agreement, as so amended, hereinafter referred to as the Services Agreement ).

                   WHEREAS, BMI desires to assign to BGL and BGL desires to assume the rights and obligations embodied in the Services Agreement (the Assignment );

                   WHEREAS, the Company desires to consent to the Assignment;
           and


                   WHEREAS, upon giving effect to the Assignment, BGL and the Company wish to extend the term of the Services Agreement on the terms set forth below;

                   NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:






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                   1.    Effective as of the date hereof, the Company hereby
           consents to the Assignment and agrees that:


                         (i) BGL shall be a permitted assignee of the rights and obligations of BMI pursuant to Section 6.02 of the Services Agreement;
                   and
                         (ii) BMI shall have no further obligations under the Services Agreement.


                   2. Section 2 of the Services Agreement is hereby amended to provide for a termination date of November 30, 2001.


                   3. Except as amended hereby, the terms and provisions of the Services Agreement shall remain in full force and effect.

                   IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to the Services Agreement as of the date first above written.


                                       BROOKE MANAGEMENT INC.


                                       By:
                                          ------------------------


                                       BROOKE GROUP LTD.

                                       By:
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                                       LIGGETT GROUP INC.


                                       By:
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